Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Contingencies

15. Contingencies

Nucor is subject to environmental laws and regulations established by federal, state and local authorities and, accordingly, makes provisions for the estimated costs of compliance. Of the undiscounted total of $17.1 million of accrued environmental costs at December 31, 2017 ($21.9 million at December 31, 2016), $3.8 million was classified in accrued expenses and other current liabilities ($9.5 million at December 31, 2016) and $13.3 million was classified in deferred credits and other liabilities ($12.4 million at December 31, 2016). Inherent uncertainties exist in these estimates primarily due to unknown conditions, evolving remediation technology and changing governmental regulations and legal standards.

We are from time to time a party to various lawsuits, claims and legal proceedings that arise in the ordinary course of business. With respect to all such lawsuits, claims and proceedings, we record reserves when it is probable a liability has been incurred and the amount of loss can be reasonably estimated. We do not believe that any of these proceedings, individually or in the aggregate, would be expected to have a material adverse effect on our results of operations, financial position or cash flows. Nucor maintains liability insurance with self-insurance limits for certain risks.